TEMPLETON INSTITUTIONAL FUNDS, INC.


                                                               [graphic omitted]


TIFI
                                                  EMERGING MARKETS SERIES
--------------------------------------------------------------------------------
                                                       ANNUAL REPORT


[Templeton logo omitted]


                                                     DECEMBER 31, 2001

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

     O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
       THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

     O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
       BANK;

     O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING  THE  POSSIBLE  LOSS  OF
       PRINCIPAL.
-------------------------------------------------------------------------------




INVESTING IN DEVELOPING MARKETS INVOLVES SPECIAL CONSIDERATIONS, WHICH MAY INCLUDE RISKS RELATED TO MARKET AND CURRENCY VOLATILITY, ADVERSE SOCIAL, ECONOMIC AND POLITICAL DEVELOPMENTS, AND THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE FUND'S PROSPECTUS. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A
WELL-DIVERSIFIED PORTFOLIO.

                        December 31, 2001



DEAR
    Shareholder:


     This is the  annual  report for the  Templeton  Institutional  Funds,  Inc.
(TIFI) Emerging Markets Series (the "Fund") for the 12-month period ending December 31, 2001. In the 12 months under review, the Fund returned -5.00 percent compared with the International Finance Corporation (IFC) Investable Composite Index and the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, which returned 1.76 percent and -2.37 percent, respectively.





                          TOTAL RETURNS AS OF 12/31/01
                                                                           CUMULATIVE
                        ONE-YEAR          THREE-YEAR        FIVE-YEAR      SINCE
                         AVERAGE          AVERAGE           AVERAGE        INCEPTION
                        ANNUAL/1/,/2/     ANNUAL/1/,/2/     ANNUAL/1/,/2/  (05/03/93)/1/,/3/

TIFI Emerging
Markets Series            -5.00%            0.38%            -5.97%           1.66%
IFC Investable
Composite Index/4/         1.76%            5.10%            -5.05%          12.05%
MSCI Emerging
Markets Free Index/5/     -2.37%            4.07%            -5.74%          13.30%

1 Past fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.
2 Average annual total return represents the average annual change in value of an investment over the indicated periods.
3 Cumulative total return represents the change in value of an investment over the indicated periods.
4 Source: International Finance Corporation ("IFC"). The IFC Investable Composite Index measures the performance of emerging market stocks. The index tracks approximately 2,000 stocks in countries such as Brazil, Mexico, China, and South Korea. It includes reinvested dividends.
5 Source: Morgan Stanley Capital International ("MSCI"). The MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea, and Poland. It includes reinvested dividends.

Indices are unmanaged, do not contain cash, and do not include management or other operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 12.


                                                                   CONTINUED ...



[photo omitted]

MARK MOBIUS JOINED THE TEMPLETON ORGANIZATION IN 1987 AS PRESIDENT OF TEMPLETON EMERGING MARKETS FUND INC. IN HONG KONG. HE CURRENTLY DIRECTS THE ANALYSTS BASED IN TEMPLETON'S ELEVEN EMERGING MARKETS OFFICES AND MANAGES THE EMERGING MARKETS PORTFOLIOS.

DR. MOBIUS HAS SPENT MORE THAN 30 YEARS WORKING IN ASIA AND OTHER PARTS OF THE EMERGING MARKETS WORLD. AS A RESULT OF HIS EXPERIENCE, IN 1999 DR. MOBIUS WAS APPOINTED JOINT CHAIRMAN OF THE WORLD BANK AND ORGANIZATION FOR ECONOMIC COOPERATION AND DEVELOPMENT (OCED) GLOBAL CORPORATE GOVERNANCE FORUM'S INVESTOR RESPONSIBILITY TASKFORCE.

PRIOR TO JOINING TEMPLETON, FROM 1983 TO 1986 DR. MOBIUS WAS PRESIDENT OF INTERNATIONAL INVESTMENT TRUST COMPANY LTD.--TAIWAN'S FIRST AND LARGEST INVESTMENT MANAGEMENT FIRM. PRIOR TO THIS POSITION, HE SERVED AS A DIRECTOR AT VICKERS DA COSTA, AN INTERNATIONAL SECURITIES FIRM. BEFORE JOINING VICKERS, DR. MOBIUS OPERATED HIS OWN CONSULTING FIRM IN HONG KONG FOR 10 YEARS AND WAS A RESEARCH SCIENTIST FOR MONSANTO OVERSEAS ENTERPRISES COMPANY IN HONG KONG AND THE AMERICAN INSTITUTE FOR RESEARCH IN KOREA AND THAILAND.

DR. MOBIUS EARNED A PH.D. IN ECONOMICS AND POLITICAL SCIENCE FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY, AS WELL AS BACHELOR'S AND MASTER'S DEGREES FROM BOSTON UNIVERSITY. DR. MOBIUS HAS STUDIED AT THE UNIVERSITY OF WISCONSIN, UNIVERSITY OF NEW MEXICO, AND KYOTO UNIVERSITY IN JAPAN.

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES letter continued


PORTFOLIO CHANGES AND INVESTMENT STRATEGIES

     As we identified a number of opportunities in stocks with exposure to the fast growing Chinese economy, during the year we increased our exposure to China "H" (Hong Kong-listed Chinese companies) and "red chip" (Hong Kong-listed companies with significant exposure to China) companies. We believe that a great number of these China-related companies will stand to benefit from China's accession into the World Trade Organization (WTO), especially if reforms are subsequently implemented. Despite the downturn in the China market in the final quarter of 2001, the Fund's performance did not suffer as much due to strong stock selection. Holdings in Taiwan also increased as we invested in what we believed were strong companies with superior technology that were selling at cheap prices. The technology crash and reduced export demand--especially from the United States--for electronics have led share prices to fall substantially. As a result, we now believe that many stocks are trading below their intrinsic value. While the Fund's exposure to Taiwan was increased substantially, the market's recovery in the fourth quarter was faster than we had anticipated. As a result, the Fund's positions in Taiwan only partially benefited from the recovery.

     The Fund's exposure to Russia was increased during the year as President Putin continued to implement key reforms and work toward improving market transparency. While the Fund's positions in Russia contributed positively to performance, we believe a greater weighting in Russia may have proven more beneficial as the Russian market recorded strong performance figures in 2001. The Fund also added selective holdings in Spain and Portugal, which have exposure to Latin America. This, in turn, allowed the Fund to benefit from the strong management (i.e., strong management expertise, good sense of business, and good corporate governance) of these companies while obtaining Latin American exposure. The Fund's positions in Portugal contributed positively to the Fund's performance, whereas the positions in Spain had little impact. Similarly, the Fund added exposure to Peru as our search for value stocks continued. However, weightings in Mexico were reduced due to the negative impact of a downturn in the U.S. economy. Holdings in Brazil were also reduced, as comparative valuations vis-a-vis some Asian opportunities showed the latter to offer what we believed were better value. Divestment in Venezuela was also completed. In general, a reduction in holdings across Latin America





                        GRAPHIC DISTRIBUTION ON 12/31/01
               (EQUITY ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS)

[graphic omitted]
EDGAR representation of data points used in printed graphic as follows:

Asia                        54.4%
Latin America               14.9%
Middle-East/Africa          13.7%
Europe                      13.0%
contributed positively to performance. The Fund's relative exposure to South Africa also fell due to selective selling and the nation's weakening currency. Our strong stock selection in South Africa allowed the Fund to minimize the negative contribution from the Fund's holdings within the country.

     As of December 31, 2001, within the Fund's top 10 holdings, Kimberly-Clark De Mexico SA de CV (Mexico); PT Telekomunikasi Indonesia (Persero), B (Indonesia); Tupras-Turkiye Petrol Rafineleri AS (Turkey); San Miguel Corp. (Philippines); and Polski Koncern Naftowy Orlen SA (Poland) replaced Anglo
American PLC and Sasol Ltd.  (South  Africa),  Cheung Kong Holdings  Ltd.  (Hong
Kong), Grupo Financiero (Mexico), and Eletrobras (Brazil).

ECONOMIC CONDITIONS

     Despite slowing economic growth and exports, we expect Asia to continue to attract foreign investment during the upcoming year. We believe most Asian economies could continue to benefit if lower interest rates continue in the United States and regional cooperation improves initiatives. We believe that if continued recovery--albeit slower than seen after the Asian crisis--is accompanied by active reforms and restructuring, expanded domestic demand may result. Ending its 15-year quest, China officially entered the WTO on December
11. China's accession to the WTO may bring with it wide scale reforms, which should further open the country's economy and lead to greater global integration and increased access to foreign investors. We believe China's entry may bode well for the nation's stock markets if reforms follow that lead to greater transparency and protection for minority shareholders. Soon after China's approval into the WTO, Taiwan's entry was also approved. In a move aimed at improving the island's economic status, Taiwan lifted a 50-year ban on direct trade and investment in China. South Korea's economy grew 1.8 percent year-on-year in the third quarter of 2001 (i.e., comparing three-month period from July 1 to September 30, 2000 with same three-month period in 2001), compared to 2.7 percent in the second quarter mainly as a result of higher government and consumer expenditure.

     Most Latin American economies were affected by the uncertainty in Argentina. Furthermore, the closure of financial markets in the United States following the tragic events of September 11 resulted in greater volatility across Latin America and all interna-





                        FUND ASSET ALLOCATION ON 12/31/01

[graphic omitted]
EDGAR representation of data points used in printed graphic as follows:

Equity*                                      96.0%
Short-Term Investments & Other Net Assets     4.0%

*EQUITY INCLUDES CONVERTIBLE AND PREFERRED SECURITIES

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES letter continued




                      INDUSTRY DIVERSIFICATION ON 12/31/01
               (EQUITY ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS)

 Financials                        19.6%

 Consumer Staples                  14.8%

 Industrials                       11.7%

 Energy                            11.1%

 Information Technology             9.9%

 Telecommunication Services         9.0%

 Materials                          8.3%

 Utilities                          5.2%

 Consumer Discretionary             5.1%

 Healthcare                         1.3%


                     10 LARGEST EQUITY POSITIONS ON 12/31/01
                        (PERCENTAGE OF TOTAL NET ASSETS)

 South African Breweries PLC            3.3%

 Kimberly-Clark De Mexico
 SA de CV                               2.7%

 Akbank                                 2.2%

 PT Telekomunikasi
 Indonesia (Persero), B                 2.1%

 Samsung Electronics Co. Ltd.           2.1%

 Banco Bradesco SA, pfd.                1.8%

 Tupras-Turkiye
 Petrol Rafineleri AS                   1.8%

 Polski Koncern Naftowy Orlen SA        1.7%

 San Miguel Corp.                       1.6%

 Cemex SA                               1.5%





tional markets. However, we believe that over the longer term markets should recover. As a result of the crisis in Argentina, energy rationing stemming from the drought, and lower hydroelectric production, as well as from the weakening currency, Brazilian gross domestic product (GDP) grew just 0.3 percent year-on-year in the third quarter of 2001. Weak export demand, particularly from the United States, led Mexico's GDP to contract for the first time in five years. Third quarter GDP shrank 1.6 percent year-on-year and 0.2 percent quarter-on-quarter.

     In Eastern Europe, aspirations to conform to European Union (EU) standards continued to push most markets to strive toward positive change. European Enlargement Commissioner Guenter Verheugen voiced his confidence in Poland's possible accession into the EU in 2004. However, in line with the global economic environment, Finance Minister Belka reduced Poland's 2002 GDP growth forecasts from 2.0-2.5 percent to 1.2-1.5 percent. Signaling Russia's strengthening economy, the country paid US$2.7 billion in early debt repayment to the International Monetary Fund (IMF) during October and November 2001. Slowing demand for exports from the EU and the United States led Hungary's third-quarter GDP growth to slow to 3.7 percent year-on-year, compared to 4 percent in the second quarter of 2001 and 4.4 percent in the first quarter.

     According to purchasing parity studies, the South African rand is still very much undervalued (as much as -55%). According to some reports, South Africa is now the cheapest country in the world. The so-called "Big Mac" index shows that the rand is about 61 percent undervalued when compared with the U.S. dollar and 65 percent undervalued against the British pound./1/ Currently, the rand is facing a confidence crisis. Although Moody's upgraded South Africa's ratings at the end of November, the rand has continued to show weakness, and the Central Bank may take action to help support the currency. Despite expectations for some volatility in the short term as a result of contagion from Argentina, we expect South Africa to continue attracting foreign investments because of its apparently sound judicial and regulatory structures, as well as the general adherence of the listed companies to accepted codes of corporate governance. South Africa has what we believe are excellent companies selling at inexpensive prices. As a result, with the weakening currency, we would be able to buy these companies even more cheaply.



1. Source: THE FINANCIAL TIMES, November 26, 2001.

POLITICAL CLIMATE

     In Asia, Thailand's Constitutional Court acquitted Thai Prime Minister Thaksin Shinawatra of graft charges. This single event removed much of the political uncertainty that had hindered his administration since it took office and should now allow Thaksin to concentrate on efforts to implement key reforms. In Indonesia, Vice President Megawati Sukarnoputri took over the presidency after the Parliament voted to remove Abdurrahman Wahid. Both of these South East Asian nations--Thailand and Indonesia--have undergone tremendous strains, both politically and economically, but we expect both of their new governments to work toward the swift implementation of key reforms in efforts to expedite recovery and attract foreign investment. In Taiwan's November elections, President Chen Shui-Bian's Democratic Progressive Party replaced the Kuomintang as the largest party in the legislature with 87 of 225 seats. The market appeared to view this as positive news insofar as it makes Taiwan politics more transparent. In Korea, President Kim Dae Jung stepped down as the head of his ruling party in November because of disagreements within the party as well as the party's defeat in October's parliamentary by-elections. In the elections, Kim's party lost all three parliamentary seats to the main opposition, Grand National Party.

     Moving to Latin America, in December 2001, the IMF refused to disburse additional loans to Argentina due to its non-compliance with the agreement signed in December 2000. These funds were critical for the country to keep servicing interest and principal maturities, given that Argentina has been out of the voluntary financial markets (i.e., the international private capital markets, excluding the funds provided by governments or multilateral organizations such as the IMF, World Bank, and Paris Club) since the end of 1999. Recent events in Argentina included the resignation of the De La Rua government and the installation of a temporary head of state. In Brazil, the presidential elections scheduled for next year may divert attention away from the implementation of much needed reforms. However, over the long term, we expect Brazil to continue working toward achieving economic recovery and attracting foreign investment.




TOTAL RETURN INDEX COMPARISON
$5,000,000 INVESTMENT: 05/03/93 - 12/31/01

[graphic omitted]
EDGAR representation of data points used in printed graphic as follows:

         TIFI - Emerging Markets Series1/1         IFC Investable Composite/4/      MSCI Emerging Markets Free/5/
INCEPT            $5,000,000                              $5,000,000                        $5,000,000
May-93            $5,010,000                              $5,106,768                        $5,187,256
Jun-93            $5,030,000                              $5,249,573                        $5,341,071
Jul-93            $5,040,000                              $5,413,527                        $5,482,149
Aug-93            $5,415,000                              $5,854,433                        $5,945,053
Sep-93            $5,590,000                              $6,091,502                        $6,162,494
Oct-93            $5,840,000                              $6,614,788                        $6,715,410
Nov-93            $6,040,000                              $7,034,142                        $7,012,583
Dec-93            $6,646,555                              $8,235,806                        $8,171,735
Jan-94            $6,726,995                              $8,291,800                        $8,320,410
Feb-94            $6,596,275                              $8,077,693                        $8,172,393
Mar-94            $6,256,985                              $7,261,344                        $7,432,880
Apr-94            $5,912,190                              $7,123,171                        $7,284,205
May-94            $5,917,260                              $7,291,355                        $7,533,503
Jun-94            $5,775,290                              $7,032,533                        $7,325,849
Jul-94            $5,993,320                              $7,537,289                        $7,781,358
Aug-94            $6,485,155                              $8,506,919                        $8,747,126
Sep-94            $6,556,145                              $8,717,199                        $8,846,534
Oct-94            $6,373,605                              $8,429,373                        $8,686,957
Nov-94            $6,130,220                              $8,112,109                        $8,235,284
Dec-94            $5,889,315                              $7,247,851                        $7,573,856
Jan-95            $5,458,515                              $6,279,026                        $6,768,071
Feb-95            $5,342,935                              $6,197,855                        $6,594,477
Mar-95            $5,516,645                              $6,181,739                        $6,636,375
Apr-95            $5,706,150                              $6,442,175                        $6,934,093
May-95            $5,895,650                              $6,682,265                        $7,302,982
Jun-95            $5,937,765                              $6,721,743                        $7,324,583
Jul-95            $6,211,490                              $6,936,253                        $7,488,997
Aug-95            $6,043,045                              $6,750,344                        $7,312,592
Sep-95            $5,995,670                              $6,701,198                        $7,277,886
Oct-95            $5,779,845                              $6,446,405                        $6,999,288
Nov-95            $5,742,995                              $6,414,178                        $6,874,468
Dec-95            $5,817,160                              $6,637,349                        $7,179,365
Jan-96            $6,374,525                              $7,202,731                        $7,689,687
Feb-96            $6,271,475                              $7,034,144                        $7,567,424
Mar-96            $6,347,425                              $7,136,868                        $7,626,365
Apr-96            $6,515,605                              $7,422,680                        $7,931,287
May-96            $6,624,110                              $7,360,039                        $7,895,872
Jun-96            $6,634,960                              $7,446,447                        $7,945,177
Jul-96            $6,331,150                              $6,957,805                        $7,402,175
Aug-96            $6,461,355                              $7,172,919                        $7,591,646
Sep-96            $6,580,705                              $7,278,865                        $7,657,412
Oct-96            $6,564,430                              $7,122,363                        $7,453,189
Nov-96            $6,776,010                              $7,227,705                        $7,578,073
Dec-96            $6,914,455                              $7,259,731                        $7,612,348
Jan-97            $7,425,405                              $7,772,341                        $8,131,584
Feb-97            $7,708,425                              $8,152,419                        $8,479,822
Mar-97            $7,552,475                              $7,951,605                        $8,257,075
Apr-97            $7,624,880                              $7,816,051                        $8,271,662
May-97            $7,986,905                              $8,081,721                        $8,508,400
Jun-97            $8,276,530                              $8,430,982                        $8,963,744
Jul-97            $8,655,265                              $8,515,779                        $9,097,554
Aug-97            $7,886,655                              $7,428,118                        $7,939,897
Sep-97            $8,254,250                              $7,663,978                        $8,159,896
Oct-97            $6,717,020                              $6,409,543                        $6,820,959
Nov-97            $6,221,320                              $6,102,582                        $6,572,079
Dec-97            $6,131,710                              $6,189,595                        $6,730,453
Jan-98            $5,635,020                              $5,782,124                        $6,202,581
Feb-98            $6,190,840                              $6,371,878                        $6,849,980
Mar-98            $6,433,870                              $6,621,435                        $7,147,242
Apr-98            $6,445,740                              $6,638,757                        $7,069,384
May-98            $5,537,640                              $5,810,927                        $6,100,591
Jun-98            $5,003,460                              $5,218,539                        $5,460,662
Jul-98            $5,039,075                              $5,424,791                        $5,633,800
Aug-98            $3,869,820                              $3,900,056                        $4,004,844
Sep-98            $4,065,685                              $4,085,160                        $4,258,891
Oct-98            $4,677,020                              $4,558,089                        $4,707,360
Nov-98            $5,181,520                              $4,900,701                        $5,098,863
Dec-98            $5,026,100                              $4,825,773                        $5,024,969
Jan-99            $4,784,170                              $4,709,354                        $4,943,895
Feb-99            $4,784,170                              $4,793,949                        $4,991,985
Mar-99            $5,452,930                              $5,347,647                        $5,649,880
Apr-99            $6,518,095                              $6,082,823                        $6,348,889
May-99            $6,342,585                              $5,972,647                        $6,311,954
Jun-99            $6,959,900                              $6,625,443                        $7,028,309
Jul-99            $6,651,240                              $6,529,165                        $6,837,382
Aug-99            $6,415,210                              $6,601,072                        $6,899,589
Sep-99            $6,130,760                              $6,418,184                        $6,666,093
Oct-99            $6,306,275                              $6,529,367                        $6,808,032
Nov-99            $6,838,855                              $7,113,680                        $7,418,471
Dec-99            $7,870,005                              $8,066,992                        $8,361,953
Jan-00            $7,516,160                              $8,065,783                        $8,411,790
Feb-00            $7,247,725                              $8,057,928                        $8,522,885
Mar-00            $7,342,660                              $8,188,648                        $8,564,479
Apr-00            $6,707,885                              $7,329,399                        $7,752,629
May-00            $6,170,765                              $7,134,225                        $7,432,120
Jun-00            $6,628,535                              $7,338,060                        $7,693,916
Jul-00            $6,347,770                              $6,984,773                        $7,298,221
Aug-00            $6,469,845                              $7,012,568                        $7,334,105
Sep-00            $5,835,065                              $6,385,353                        $6,693,721
Oct-00            $5,346,775                              $5,866,702                        $6,208,426
Nov-00            $5,066,010                              $5,350,266                        $5,665,624
Dec-00            $5,350,535                              $5,505,156                        $5,802,391
1-Jan             $5,956,020                              $6,204,681                        $6,601,353
1-Feb             $5,486,460                              $5,732,960                        $6,084,459
1-Mar             $4,973,650                              $5,236,465                        $5,486,847
1-Apr             $5,233,145                              $5,548,058                        $5,757,962
1-May             $5,418,495                              $5,717,451                        $5,826,690
1-Jun             $5,393,780                              $5,616,138                        $5,707,087
1-Jul             $5,078,680                              $5,230,422                        $5,346,453
1-Aug             $5,097,215                              $5,159,322                        $5,293,716
1-Sep             $4,460,835                              $4,355,060                        $4,474,357
1-Oct             $4,596,765                              $4,629,794                        $4,752,031
1-Nov             $4,874,795                              $5,172,212                        $5,248,159
1-Dec             $5,083,225                              $5,602,240                        $5,664,733

Periods ended December 31, 2001

                   ONE-        THREE-       FIVE-
                   YEAR         YEAR        YEAR           SINCE
                               ANNUAL      ANNUAL        INCEPTION
                               AVERAGE     AVERAGE      (05/03/93)
Average
Annual
Total
Return/1/,/2/    -5.00%        0.38%      -5.97%          0.19%

Cumulative
Total
Return /1/,/3/   -5.00%        1.14%      -26.48%         1.66%

 1 PAST FEE WAIVERS BY THE FUND'S MANAGER AND ADMINISTRATOR INCREASED THE FUND'S TOTAL RETURNS. WITHOUT THESE WAIVERS, THE FUND'S TOTAL RETURNS WOULD HAVE BEEN LOWER.

 2 AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS.

 3 CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS.

 4 SOURCE: INTERNATIONAL FINANCE CORPORATION. ("IFC") THE IFC INVESTABLE COMPOSITE INDEX MEASURES THE PERFORMANCE OF EMERGING MARKET STOCKS. THE INDEX TRACKS APPROXIMATELY 2,000 STOCKS IN COUNTRIES SUCH AS BRAZIL, MEXICO, CHINA, AND SOUTH KOREA. IT INCLUDES REINVESTED DIVIDENDS.

 5 SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI"). THE MSCI EMERGING MARKETS FREE INDEX MEASURES THE PERFORMANCE OF SECURITIES LOCATED IN 25 EMERGING MARKET COUNTRIES SUCH AS BRAZIL, CHINA, KOREA, AND POLAND. IT INCLUDES REINVESTED DIVIDENDS.

 INDICES ARE UNMANAGED, DO NOT CONTAIN CASH, AND DO NOT INCLUDE MANAGEMENT OR OTHER OPERATING EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO.

 ALL CALCULATIONS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY, AND THE ECONOMIC, SOCIAL, AND POLITICAL CLIMATES OF THE COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

 THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES letter continued


     In Europe, Poland's elections saw the Democratic Left Alliance (SLD) emerge victorious. However, in order to gain a majority position, the SLD formed a coalition government with the Polish Peasant Party (PSL) and the Labor Union
(UP), which could lead to greater stability and greater power to implement policy changes. Turkey secured a further US$10 billion from the IMF during November. As part of the agreement, the nation announced spending cuts and measures aimed at increasing revenues. In Russia, President Putin signed various bills into law. These included changes to the Tax Code as well as a reduction in the mandatory level of foreign exchange that exporters have to surrender from 75 percent to 50 percent. After being passed by both the Upper and Lower House, Putin signed a tax bill that is expected to cut profit tax to as little as 20 percent, down from the current level of 35 percent. The Lower House also approved new legislation designed to clamp down on money laundering.

OUTLOOK

     Despite the tragic events of September 11, we believe that the key reasons favoring emerging markets investments are still intact. In fact, as a result of the panic selling in September, we have intensified our search for undervalued stocks. We find that many markets are exhibiting what we view as strong fundamentals and are at low levels when compared to their historical highs. As we continue our search for bargains, we are focusing on companies that do not rely on exports to the United States, but instead on the respective domestic economies for earnings and growth. Of course, if the whole world is in recession, there is no escaping the repercussions, but we continue our efforts to search for viable companies that we believe have the potential to prosper in the long term.

     This discussion reflects our views, opinions, and portfolio holdings as of December 31, 2001, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy.

     Of course, it should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and economic, social, political, and other factors in the countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with these markets' relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. While short-term volatility can be disconcerting, declines in excess of 50 percent are not unusual in emerging markets. For example, the Mexican Bolsa Index has increased 35.76 percent in U.S. dollar terms since June 1992, but has suffered numerous declines of more than 15 percent during that time.2 These special risks and other considerations are discussed in the Fund's prospectus. The Fund's definition of "emerging markets" as used by the Fund's manager may differ from the definition of the same term used in managing other Franklin Templeton funds. Beginning July 31, 2002, the Fund will invest, under normal market conditions, at least 80 percent of its net assets in emerging markets securities.


                        Thank you for your continued support.


Best regards,


/s/DONALD F. REED

Donald F. Reed, CFA, CIC
President
Templeton Institutional Funds, Inc.



/s/J. MARK MOBIUS

For the Investment Adviser,
J. Mark Mobius, Ph.D.
Managing Director
Templeton Asset Management Ltd.





2. Source: Mexico Bolsa Index. Based on quarterly percentage price change since June 30, 1992 through December 31, 2001. Market return is measured in U.S. dollars and does not include reinvested dividends.

FOR THE MOST CURRENT PORTFOLIO INFORMATION, CALL 1-800-362-6243.

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES letter continued


THE FOLLOWING ARE DR. MOBIUS'S THOUGHTS REGARDING A RECENT VISIT TO SOUTH KOREA WITH THE EMERGING MARKETS RESEARCH TEAM.


COUNTRY
--------------------------------------------------------------------------------
    FOCUS


     SOUTH KOREA--I arrived in Seoul at the new Inchon airport, which is a long distance from the town. The thing that seems very strange about Korea is the horrendous traffic jams. We tried to get train tickets to visit Kyongju, which is in the southeast part of the country, but the trains were completely booked for the weekend. The unavailability of tickets could have been a result of it being autumn and people wanting to see the changing color of the autumn foliage. However, it may have also been a result of the government urging people to spend money so that consumption might be able to drive the economy. Judging from the surroundings, it would seem that people are listening to the government and performing their patriotic duty. In addition, high consumption has also resulted from a record low interest rate environment.

     In general, Korea is now suffering from the effects of the slowdown in the United States and exports are down substantially. In addition, the September 11 crisis in the United States apparently has affected the psychology of the market, which is down approximately 45 percent from its high in January 2000 [Source: Bloomberg - In U.S. dollar terms, KOSPI index is down 44 percent (January 4, 2000 and December 28, 2001)]. Korea recovered from the Asian crisis because of its booming electronic exports and strong car industry, but it has also suffered as a result of highly indebted banks holding bad loans and highly indebted companies.

     The other thing that surprised us was that there were pockets of resistance to the government within the country. While we were visiting a very successful software company that produces games, suddenly there was a commotion downstairs and the president rushed out of the room and came back shaking his head and told us that the commotion had been caused by a Vietnam veteran who said he would kill him-self on the premises of the company unless he was given money. When I asked the president why the individual had picked his company, he said that the man knew that his company was suc-





[graphic omitted, map of South Korea]

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES letter continued



cessful and had lots of money. When we went downstairs, the whole building was cleared out, except the Vietnamese man who was wearing army clothes and creating the commotion.

     During our trip, we also met with a representative of a German bank, an Englishman, who said that labor union problems continued and many companies were in effect "held ransom" by labor unions that would strike in order to tie up company production. The man said that this was a particularly prevalent practice in banks.

     The one important thing that we took away from our trip is that the Korean public (approximately 47 million people in total) is generally very patriotic, will follow the dictates of the government and will try to support local industry. Korea continues to grow and develop into a highly sophisticated industrial and service society. In addition, we believe that the high
educational  standards,  as well  as a  government-inspired   program  of
industrialization, have paid big dividends for the Korean economy.





* THIS LETTER REFLECTS OUR OPINIONS AS OF THE CLOSE OF THE PERIOD. HOWEVER, MARKET AND ECONOMIC CONDITIONS ARE CHANGING CONSTANTLY, WHICH CAN BE EXPECTED TO AFFECT OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Highlights


                                                                           YEAR ENDED DECEMBER 31,
                                                           -------------------------------------------------------
                                                                  2001       2000       1999      1998       1997
                                                           -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................       $8.66     $12.90      $8.31     $10.37     $12.45
                                                           --------------------------------------------------------
Income from investment operations:
 Net investment income ...................................         .15        .13        .10        .18        .18
 Net realized and unrealized gains (losses) ..............        (.58)     (4.26)      4.59      (2.05)     (1.60)
                                                           --------------------------------------------------------
Total from investment operations .........................        (.43)     (4.13)      4.69      (1.87)     (1.42)
                                                           --------------------------------------------------------
Less distributions from:
 Net investment income ...................................        (.15)      (.11)      (.10)      (.19)      (.18)
 Net realized gains ......................................          --         --         --         --       (.48)
                                                           --------------------------------------------------------
Total distributions ......................................        (.15)      (.11)      (.10)      (.19)      (.66)
                                                           --------------------------------------------------------
Net asset value, end of year .............................       $8.08      $8.66     $12.90      $8.31     $10.37
                                                           ========================================================
Total return .............................................     (5.00)%   (32.01)%     56.58%   (18.03)%   (11.32)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................  $1,274,579 $1,676,028 $2,608,708 $1,733,607 $1,923,881
Ratios to average net assets:
 Expenses ................................................       1.45%      1.47%      1.43%      1.51%      1.57%
 Net investment income ...................................       1.85%      1.21%      1.02%      2.03%      1.42%
Portfolio turnover rate ..................................      64.92%     82.86%     49.35%     38.11%     24.72%



+Based on average weighted shares outstanding effective year ended December 31, 1999.


                       See notes to financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2001


                                                                            INDUSTRY                    SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 96.0%
     ARGENTINA 1.5%
    *BBVA Banco Frances SA, ADR ..............................                Banks                      355,150 $   2,336,887
    *Capex SA, A .............................................         Electric Utilities                      1             2
    *Capex SA, GDR, 144A .....................................         Electric Utilities                  4,748        18,992
    *Grupo Financiero Galicia SA, ADR ........................                Banks                      127,690       407,331
    *Molinos Rio de la Plata SA, B ...........................            Food Products                3,454,816     6,564,150
     Perez Companc SA, B .....................................              Oil & Gas                          1             2
     Perez Companc SA, B, ADR ................................              Oil & Gas                    112,621     1,406,636
     Quilmes Industrial SA, ADR, pfd. ........................              Beverages                    659,280     7,884,989
                                                                                                                 -------------
                                                                                                                    18,618,989
                                                                                                                 -------------
     AUSTRIA 2.9%
     Aracruz Celulose SA, ADR ................................       Paper & Forest Products              68,590     1,246,966
     BBAG Oesterreichische Brau-Beteiligungs AG ..............              Beverages                     61,686     2,197,010
     Erste Bank Der Oester Sparkassen AG .....................                Banks                      222,003    11,800,995
     Mayr-Melnhof Karton AG ..................................       Containers & Packaging               89,257     4,224,864
     OMV AG ..................................................              Oil & Gas                    213,602    17,900,809
                                                                                                                 -------------
                                                                                                                    37,370,644
                                                                                                                 -------------
     BRAZIL 5.9%
     Banco Bradesco SA, pfd. .................................                Banks                4,333,528,177    23,444,734
     Centrais Eletricas Brasileiras SA (Eletrobras) ..........         Electric Utilities            836,257,000    12,052,521
     Centrais Eletricas Brasileiras SA (Eletrobras), B, pfd. .         Electric Utilities            838,415,720    11,321,606
     Cia de Bebidas Das Americas (Ambev), ADR, pfd. ..........              Beverages                 30,050,000     6,190,781
     Cia Vale do Rio Doce, pfd., A ...........................           Metals & Mining                  53,000     1,231,811
     Companhia Paranaense de Energia-Copel, B, pfd. ..........         Electric Utilities            820,102,000     5,963,087
     Duratex SA, pfd. ........................................          Building Products            226,443,639     4,645,500
     Embraer-Empresa Brasileira de Aeronautica SA ............         Aerospace & Defense               236,700     1,281,591
     Embraer-Empresa Brasileira de Aeronautica SA, ADR .......         Aerospace & Defense               116,704     2,582,660
     Petroleo Brasileiro SA, pfd. ............................              Oil & Gas                    125,000     2,767,258
     Souza Cruz SA ...........................................               Tobacco                      65,500       402,554
     Unibanco Uniao de Bancos Brasileiros SA, GDR ............                Banks                      148,100     3,302,630
                                                                                                                 -------------
                                                                                                                    75,186,733
                                                                                                                 -------------
     CHILE
     Embotelladora Andina SA, pfd., A ........................              Beverages                     14,500       141,375
    *Quinenco SA, ADR ........................................      Industrial Conglomerates               1,800        13,140
                                                                                                                 -------------
                                                                                                                       154,515
                                                                                                                 -------------
     CHINA 4.6%
     China Eastern Airline Corp. Ltd., H .....................              Airlines                  20,540,000     2,476,016
     China Everbright Ltd. ...................................       Diversified Financials            5,176,000     3,883,070
    *China Mobile (Hong Kong) Ltd. ...........................  Wireless Telecommunication Services    2,668,000     9,391,896
     China Petroleum & Chemical Corp., H (Sinopec) ...........              Oil & Gas                 91,416,000    12,543,858
     China Resources Enterprise Ltd. .........................            Distributors                11,200,000    10,484,941
     China Shipping Development Co. Ltd., H ..................               Marine                    7,798,000     1,240,024
    *China Southern Airlines Co. Ltd., H .....................              Airlines                   6,556,000     1,891,675
    *China Unicom Ltd. .......................................  Wireless Telecommunication Services    5,624,000     6,202,530
     Guangshen Railway Co. Ltd., H ...........................             Road & Rail                 3,212,000       527,243
     PetroChina Co. Ltd., H ..................................              Oil & Gas                 13,742,000     2,431,947
     Qingling Motors Co. Ltd., H .............................             Automobiles                 9,030,000     1,343,293
     Sinopec Shanghai Petrochemical Co. Ltd. .................              Chemicals                 32,974,000     2,960,021
     Sinopec Zhenhai Refining & Chemical Co. Ltd., H .........              Oil & Gas                  2,392,000       441,722
     TCL International Holdings Inc. .........................         Household Durables              7,020,000     1,170,323
    *Travelsky Technology Ltd., H ............................      IT Consulting & Services           1,361,000     1,047,212
     Tsingtao Brewery Co. Ltd., H ............................              Beverages                     16,000         4,104
                                                                                                                 -------------
                                                                                                                    58,039,875
                                                                                                                 -------------
     COLOMBIA .5%
     Compania Nacional de Chocolates SA ......................            Food Products                1,935,425     5,324,012
     Compania Suramericana de Inversiones SA .................       Diversified Financials            2,831,219     1,491,751
                                                                                                                 -------------
                                                                                                                     6,815,763
                                                                                                                 -------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2001 (CONT.)

                                                                           INDUSTRY                     SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
     CROATIA .4%
     Pliva D D, GDR, Reg S .................................            Pharmaceuticals                  511,300 $   5,291,955
                                                                                                                 -------------
     CZECH REPUBLIC 1.1%
     CEZ AS ................................................          Electric Utilities               4,686,474    10,174,264
     Philip Morris CR AS ...................................                Tobacco                       17,103     4,088,186
                                                                                                                 -------------
                                                                                                                    14,262,450
                                                                                                                 -------------
     EGYPT .7%
    *Al Ahram Beverages Co., GDR ...........................               Beverages                     333,728     2,346,108
     Commercial International Bank Ltd. ....................                 Banks                     1,148,641     6,999,805
                                                                                                                 -------------
                                                                                                                     9,345,913
                                                                                                                 -------------
     ESTONIA .4%
     Hansabank Ltd. ........................................                 Banks                       542,800     4,995,173
                                                                                                                 -------------
     FINLAND .3%
     Hartwall OYJ, A .......................................               Beverages                     160,520     3,273,031
                                                                                                                 -------------
     GREECE .5%
     Coca-Cola Hellenic Bottling Company SA ................               Beverages                     183,800     2,651,221
     Hellenic Telecommunications Organization SA ...........   Diversified Telecommunication Services    245,470     3,999,770
                                                                                                                 -------------
                                                                                                                     6,650,991
                                                                                                                 -------------
     HONG KONG 8.0%
     Beijing Enterprises Holdings Ltd. .....................       Industrial Conglomerates            4,186,000     5,153,421
     Cheung Kong Holdings Ltd. .............................              Real Estate                  1,628,000    16,910,815
     Cheung Kong Infrastructure Holdings Ltd. ..............        Construction Materials               849,000     1,322,845
     China Merchants Holdings International Co. Ltd. .......       Industrial Conglomerates           14,776,000     9,474,406
     China Travel International Investment Hong Kong Ltd. ..     Hotels Restaurants & Leisure          4,886,000     1,008,799
     Citic Pacific Ltd. ....................................       Industrial Conglomerates            8,451,000    18,803,241
     Cosco Pacific Ltd. ....................................     Transportation Infrastructure        17,716,000     9,144,431
     Dairy Farm International Holdings Ltd. ................         Food & Drug Retailing             8,613,619     5,598,852
     Hang Lung Development Co. Ltd. ........................              Real Estate                  5,940,000     5,256,064
     Henderson Investment Ltd. .............................              Real Estate                  2,047,000     1,588,175
     Hutchison Whampoa Ltd. ................................       Industrial Conglomerates              542,000     5,230,352
     Jiangsu Expressway Co. Ltd. ...........................     Transportation Infrastructure         3,744,000       821,026
     Johnson Electric Holdings Ltd. ........................         Electrical Equipment                508,500       534,724
     Legend Holdings Ltd. ..................................        Computers & Peripherals           10,836,000     5,523,715
     MTR Corp. Ltd. ........................................              Road & Rail                  1,919,500     2,510,808
     Shanghai Industrial Holdings Ltd. .....................       Industrial Conglomerates            3,348,000     6,139,692
     Sun Hung Kai Properties Ltd. ..........................              Real Estate                    776,000     6,269,420
     Television Broadcasts Ltd. ............................                 Media                       143,000       619,838
                                                                                                                 -------------
                                                                                                                   101,910,624
                                                                                                                 -------------
     HUNGARY 2.0%
     Egis RT ...............................................            Pharmaceuticals                   34,400     1,314,434
     Gedeon Richter Ltd. ...................................            Pharmaceuticals                  129,861     7,112,240
     Matav RT ..............................................   Diversified Telecommunication Services  1,923,628     6,335,208
     Mol Magyar Olaj-Es Gazipari RT ........................               Oil & Gas                     589,304    10,658,276
                                                                                                                 -------------
                                                                                                                    25,420,158
                                                                                                                 -------------
     INDIA 2.9%
     Bajaj Auto Ltd. .......................................              Automobiles                    159,013     1,249,647
     Grasim Industries Ltd. ................................       Industrial Conglomerates              984,807     5,608,212
     Gujarat Ambuja Cements Ltd. ...........................        Construction Materials               229,999       906,021
     Hindalco Industries Inc. ..............................            Metals & Mining                   57,600       764,257
     Hindustan Petroleum Corporation Ltd. ..................               Oil & Gas                     287,175       831,390
     Hughes Software Systems Ltd. ..........................       IT Consulting & Services              282,575     1,718,773
     ITC Ltd. ..............................................                Tobacco                      348,600     4,892,834
     Mahanagar Telephone Nigam Ltd. ........................   Diversified Telecommunication Services    893,744     2,347,422
     Reliance Industries Ltd. ..............................               Chemicals                      88,400       559,421
     Satyam Computers Services Ltd. ........................       IT Consulting & Services            1,381,000     6,767,530
    *Tata Engineering & Locomotive Co. .....................              Automobiles                    837,290     1,732,923

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2001 (CONT.)

                                                                                 INDUSTRY               SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
     INDIA (CONT.)
     Tata Power Co. Ltd. .................................             Electric Utilities                408,038 $   1,011,633
     Videsh Sanchar Nigam Ltd. ...........................   Diversified Telecommunication Services      430,693     1,842,191
     Zee Telefilms Ltd. ..................................                    Media                    3,027,520     7,010,008
                                                                                                                 -------------
                                                                                                                    37,242,262
                                                                                                                 -------------
     INDONESIA 4.0%
    *PT Gudang Garam TBK .................................                   Tobacco                   3,871,500     3,220,046
     PT Hanjaya Mandala Sampoerna TBK ....................                   Tobacco                   3,767,500     1,159,231
    *PT Indocement Tunggal Prakarsa ......................           Construction Materials            4,033,500       271,486
     PT Indofoods Sukses Makmur TBK ......................                Food Products              107,533,100     6,462,325
     PT Indosat (Persero) TBK ............................   Diversified Telecommunication Services   11,592,000    10,533,115
     PT Semen Gresik (Persero) TBK .......................           Construction Materials            2,819,462     1,491,062
     PT Telekomunikasi Indonesia TBK, B ..................   Diversified Telecommunication Services   88,938,120    27,365,575
     PT Timah TBK ........................................               Metals & Mining               4,975,500       205,718
                                                                                                                 -------------
                                                                                                                    50,708,558
                                                                                                                 -------------
    *ISRAEL .5%
     ECtel Ltd. ..........................................   Diversified Telecommunication Services       86,800     1,503,376
     IDB Development Corp. Ltd. ..........................           Diversified Financials               41,340     1,220,898
     Lumenis Ltd. ........................................      Health Care Equipment & Supplies         173,500     3,417,950
                                                                                                                 -------------
                                                                                                                     6,142,224
                                                                                                                 -------------
     MALAYSIA .8%
     Genting Bhd. ........................................        Hotels Restaurants & Leisure         3,254,400     8,992,421
     Resorts World Bhd. ..................................        Hotels Restaurants & Leisure           304,000       492,000
     SIME Darby Bhd. .....................................          Industrial Conglomerates             114,000       147,000
                                                                                                                 -------------
                                                                                                                     9,631,421
                                                                                                                 -------------
     MEXICO 6.9%
     Cemex SA ............................................           Construction Materials            3,878,630    19,459,779
     DESC SA de CV DESC, B ...............................          Industrial Conglomerates           3,400,350     1,813,569
     Fomento Economico Mexicano SA de CV Femsa ...........                  Beverages                    351,280    12,136,724
    *Grupo Carso SA de CV ................................          Industrial Conglomerates           2,899,400     9,645,166
    *Grupo Financiero Banorte SA de CV, O ................                    Banks                      352,000       736,749
     Kimberly Clark de Mexico SA de CV, A ................           Paper & Forest Products          11,480,300    34,434,013
    *Organizacion Soriana SA de CV, B ....................              Multiline Retail                 381,000     1,030,572
     Telefonos de Mexico SA de CV (Telmex), L, ADR .......   Diversified Telecommunication Services      248,954     8,718,369
     Tubos De Acero De Mexico SA (TAMSA) .................         Energy Equipment & Services             3,000        26,820
                                                                                                                 -------------
                                                                                                                    88,001,761
                                                                                                                 -------------
     PERU .1%
     Credicorp Ltd. ......................................                    Banks                      161,800     1,415,750
                                                                                                                 -------------
     PHILIPPINES 1.6%
     San Miguel Corp., B .................................                  Beverages                 19,438,544    19,777,588
                                                                                                                 -------------
     POLAND 2.4%
     Bank Rozwoju Eksportu SA ............................                    Banks                       55,586     1,659,640
     Polski Koncern Naftowy Orlen SA .....................                  Oil & Gas                  4,599,165    22,110,531
    *Telekomunikacja Polska SA ...........................   Diversified Telecommunication Services    1,896,528     6,718,215
                                                                                                                 -------------
                                                                                                                    30,488,386
                                                                                                                 -------------
     PORTUGAL
     Sonae SGPS SA .......................................          Industrial Conglomerates             153,000       110,347
                                                                                                                 -------------
     RUSSIA 2.9%
     GUM Trade House .....................................              Multiline Retail                 486,000       694,980
     Lukoil Holdings, ADR ................................                  Oil & Gas                    290,300    14,201,476
     Mosenergo, ADR ......................................             Electric Utilities                828,260     3,404,149
     Rostelecom, ADR .....................................   Diversified Telecommunication Services      784,525     4,103,066
     Rostelekom, pfd. ....................................   Diversified Telecommunication Services    1,041,700       502,724
     Unified Energy Systems ..............................             Electric Utilities             93,386,200    14,689,649
                                                                                                                 -------------
                                                                                                                    37,596,044
                                                                                                                 -------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2001 (CONT.)

                                                                            INDUSTRY                    SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
     SINGAPORE 4.6%
    *Chartered Semiconductor Manufacturing Ltd. ...........     Semiconductor Equipment & Products       499,000 $   1,324,181
     City Developments Ltd. ...............................                Real Estate                 1,115,000     3,653,262
     Creative Technology Ltd. .............................          Computers & Peripherals              16,500       132,250
     Cycle & Carriage Ltd. ................................               Distributors                   694,864     1,159,048
     Datacraft Asia Ltd. ..................................         Communications Equipment             551,000     1,201,180
     DBS Group Holdings Ltd. ..............................                   Banks                      256,000     1,913,241
     Fraser And Neave Ltd. ................................                 Beverages                  4,660,850    19,183,568
     Keppel Corp., Ltd. ...................................          Diversified Financials            6,822,053    10,492,624
     Sembcorp Marine Ltd. .................................                 Machinery                  4,963,000     2,217,425
     Singapore Airlines Ltd. ..............................                 Airlines                   1,117,000     6,654,211
     Singapore Press Holdings Ltd. ........................                   Media                      374,000     4,415,489
     Singapore Telecommunications Ltd. ....................  Diversified Telecommunication Services    6,632,000     6,321,321
                                                                                                                 -------------
                                                                                                                    58,667,800
                                                                                                                 -------------
     SLOVAK REPUBLIC .1%
     Slovnaft AS ..........................................                 Oil & Gas                     92,871     1,644,097
                                                                                                                 -------------
     SOUTH AFRICA 12.5%
     Alexander Forbes Ltd. ................................          Diversified Financials               74,500        97,512
     Anglo American PLC ...................................              Metals & Mining                 254,364     3,884,909
     Barloworld Ltd. ......................................         Industrial Conglomerates           3,628,491    17,726,517
     Firstrand Ltd. .......................................                   Banks                    8,408,000     5,222,143
     Gold Fields Ltd. .....................................              Metals & Mining               1,252,300     6,003,106
     Imperial Holdings Ltd. ...............................             Specialty Retail                 955,963     4,494,899
     Johnnic Holdings Ltd. ................................          Diversified Financials              264,800       980,168
     Liberty Group Ltd. ...................................                 Insurance                  1,198,298     5,514,468
     Nampak Ltd. ..........................................          Containers & Packaging              648,200       637,662
     Old Mutual PLC .......................................                 Insurance                  8,113,270    10,331,991
     Remgro Ltd. ..........................................         Industrial Conglomerates           3,130,870    16,965,948
     Reunert Ltd. .........................................     Electronic Equipment & Instruments     1,691,800     2,722,113
     Sanlam Ltd. ..........................................                 Insurance                  9,718,900     7,446,160
     Sasol Ltd. ...........................................                 Oil & Gas                  2,064,800    18,143,386
     South African Breweries PLC ..........................                 Beverages                  6,460,826    42,551,501
     Tiger Brands Ltd. ....................................               Food Products                2,341,225    11,711,005
     Tongaat-Hulett Group Ltd. ............................               Food Products                1,107,669     4,986,588
                                                                                                                 -------------
                                                                                                                   159,420,076
                                                                                                                 -------------
     SOUTH KOREA 6.2%
     Cheil Jedang Corp. ...................................               Food Products                  217,070     8,180,407
     Daelim Industrial Co. ................................        Construction & Engineering            209,380     2,191,835
     Hankook Tire Co. Ltd. ................................              Auto Components                 103,000       193,689
     Hyundai Motor Co. Ltd. ...............................                Automobiles                   150,470     3,081,571
     Jahwa Electronics Co. Ltd. ...........................     Electronic Equipment & Instruments        19,600       126,837
    *Kangwon Land Inc. ....................................       Hotels Restaurants & Leisure            24,174     2,438,565
     Kookmin Bank .........................................                   Banks                       52,475     1,989,536
     Korea Electric Power Corp. ...........................            Electric Utilities                362,095     5,982,080
    *KT Freetel ...........................................     Wireless Telecommunication Services       16,751       545,826
    *LG Household & Health Care Ltd. ......................            Household Products                111,600     2,455,455
     Samsung Electro-Mechanics Co. ........................     Electronic Equipment & Instruments       108,600     3,621,378
     Samsung Electronics Co. Ltd. .........................     Semiconductor Equipment & Products       124,069    26,353,446
     Samsung Fine Chemicals ...............................                 Chemicals                    169,680     1,808,542
     Samsung Fire & Marine Insurance Co. Ltd. .............                 Insurance                     19,970       851,405
    *Samsung Heavy Industries Co. Ltd. ....................                 Machinery                    444,540     1,270,839
     Samsung SDI Co. Ltd. .................................     Electronic Equipment & Instruments        42,845     1,891,899
     Samsung Securities Co. Ltd. ..........................          Diversified Financials              158,930     5,789,722
     SK Corp. .............................................                 Oil & Gas                    357,200     4,065,580
     SK Telecom Co. Ltd. ..................................    Wireless Telecommunication Services        29,210     5,959,863
                                                                                                                 -------------
                                                                                                                    78,798,475
                                                                                                                 -------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2001 (CONT.)

                                                                            INDUSTRY                    SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
    *SPAIN
     Telefonica SA .......................................   Diversified Telecommunication Services       17,000 $     227,506
                                                                                                                 -------------
     TAIWAN 9.6%
     Acer Communications & Multimedia Inc. ...............           Computers & Peripherals           3,093,000     4,419,834
    *Advanced Semiconductor Engineering Inc. .............      Semiconductor Equipment & Products     2,905,000     2,698,271
     Advantech Co. Ltd. ..................................           Computers & Peripherals           1,482,000     3,811,946
     Asustek Computer Inc. ...............................           Computers & Peripherals           1,544,000     6,751,415
    *Bank Sinopac ........................................                    Banks                    5,979,000     2,494,810
     China Motor Co. Ltd. ................................                 Automobiles                 1,915,000     1,258,788
     Chinatrust Commercial Bank ..........................                    Banks                    6,278,000     3,767,877
     Chunghwa Telcom Co. Ltd. ............................   Diversified Telecommunication Services    1,630,000     2,422,406
     CMC Magnetics Corp. .................................           Computers & Peripherals           8,909,000     6,620,006
     Compal Electronics Inc. .............................           Computers & Peripherals           2,478,000     3,130,254
    *Compeq Manufacturing Co. Ltd. .......................           Computers & Peripherals           1,991,000     2,902,001
     D-Link Corp. ........................................          Communications Equipment           2,882,000     4,777,251
     Elan Microelectronics Corp. .........................                  Software                   4,255,000     5,253,387
     Formosa Plastic Corp. ...............................                  Chemicals                  7,002,000     6,423,670
    *Fubon Group Co. Ltd. ................................           Diversified Financials            4,297,779     3,733,995
     Giant Manufacturing Co. .............................        Leisure Equipment & Products         2,532,000     2,424,178
     International Commercial Bank of China ..............                    Banks                    5,082,000     3,093,644
    *Macronix International Co., Ltd. ....................      Semiconductor Equipment & Products     1,758,000     1,351,535
    *Pacific Electric Wire & Cable Co., Ltd. .............            Electrical Equipment            14,323,000     3,274,764
     Phoenixtec Power Co. Ltd. ...........................            Electrical Equipment             1,827,000     1,368,031
    *Pou Chen Corp. ......................................             Textiles & Apparel              1,624,000     1,341,343
    *Procomp Informatics Co. Ltd. ........................                  Machinery                  4,028,000     7,597,828
     Ritek Corp. .........................................           Computers & Peripherals           8,480,000     9,136,782
    *Siliconware Precision Industries Co. Ltd. ...........      Semiconductor Equipment & Products     9,961,000     8,796,653
     Sunplus Technology Company Ltd. .....................      Semiconductor Equipment & Products       426,000     1,314,890
    *Taiwan Cement Corp. .................................           Construction Materials            4,829,000     1,179,993
     Taiwan Glass Industrial Corp. .......................              Building Products              2,130,000     1,339,240
     UNI-President Enterprises Corp. .....................                Food Products                7,361,000     2,682,273
    *United Microelectronics Corp. .......................      Semiconductor Equipment & Products     2,686,000     3,915,004
    *Wintek Corp. ........................................      Electronic Equipment & Instruments     3,938,000     2,881,189
    *Yageo Corp. .........................................      Electronic Equipment & Instruments     6,100,000     4,497,856
    *Yuanta Core Pacific Securities Co. ..................           Diversified Financials            7,874,000     5,423,361
                                                                                                                 -------------
                                                                                                                   122,084,475
                                                                                                                 -------------
     THAILAND 5.0%
    *American Standard Sanitaryware Public Co. Ltd., fgn.               Building Products                145,000       350,780
    *Bangkok Bank Public Co. Ltd., fgn. ..................                    Banks                    5,973,140     6,651,077
     Electricity Generating Public Co. Ltd., fgn. ........             Electric Utilities              1,383,400     1,149,445
     Hana Microelectronics Co. Ltd., fgn. ................      Electronic Equipment & Instruments       791,700     1,324,572
     PTT Exploration & Production Public Co. Ltd., fgn. ..                  Oil & Gas                  3,856,700     9,766,005
    *Shin Corporation Public Co. Ltd., fgn. ..............     Wireless Telecommunication Services    25,894,000     9,132,860
    *Siam Cement Public Co. Ltd. .........................           Construction Materials              445,034     4,668,681
    *Siam Cement Public Co. Ltd., fgn. ...................           Construction Materials              786,666     9,390,903
    *Siam Commercial Bank, 5.25%, cvt., pfd., fgn. .......                    Banks                   24,625,600     9,409,284
     Siam Makro Public Company Ltd., fgn. ................              Multiline Retail                 225,500       201,385
    *Telecomasia Corp. Public Co. Ltd., rts. .............   Diversified Telecommunication Services    2,088,442             1
    *Thai Farmers Bank Public Co. Ltd. ...................                    Banks                    1,051,149       442,039
    *Thai Farmers Bank Public Co. Ltd., fgn. .............                    Banks                   22,816,851    11,245,927
                                                                                                                 -------------
                                                                                                                    63,732,959
                                                                                                                 -------------
     TURKEY 7.1%
     Akbank ..............................................                    Banks                8,786,062,634    27,777,225
     Anadolu Efes Biracilik ve Malt Sanayii AS ...........                  Beverages                  1,234,000        30,532
     Arcelik AS, Br. .....................................             Household Durables            773,697,775     8,109,204
    *Dogan Sirketler Grubu Holding AS ....................           Diversified Financials          397,500,000       621,519
    *Haci Omer Sabanci Holding AS ........................           Diversified Financials        1,060,974,644     5,760,615
     KOC Holding AS ......................................           Diversified Financials          466,979,991    12,196,041
     Migros Turk T.A.S. ..................................            Food & Drug Retailing           24,500,000     2,104,811

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2001 (CONT.)

                                                                           INDUSTRY                   SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
     TURKEY (CONT.)
    *Tofas Turk Otomobil Fabrikasi AS ......................              Automobiles                42,500,000 $      151,890
     Tupras-Turkiye Petrol Rafineleri AS ...................               Oil & Gas              2,751,063,295     23,161,862
    *Turkcell Iletisim Hizmetleri AS .......................   Wireless Telecommunication Services   87,918,383        755,313
    *Yapi ve Kredi Bankasi AS ..............................                 Banks                3,143,005,500      9,612,630
                                                                                                                --------------
                                                                                                                    90,281,642
                                                                                                                --------------
     TOTAL LONG TERM INVESTMENTS (COST $1,324,455,909) .....                                                     1,223,308,185
                                                                                                                --------------


                                                                                                    PRINCIPAL
                                                                                                     AMOUNT
                                                                                                    ---------

     SHORT TERM INVESTMENTS (COST $29,490,038) 2.3%
     U.S. Treasury Bills, 1.665% to 2.200%,
     with maturities to 3/28/02 ............................                                     $   29,546,000     29,497,293
                                                                                                                --------------
     TOTAL INVESTMENTS (COST $1,353,945,947) 98.3% .........                                                     1,252,805,478
     OTHER ASSETS, LESS LIABILITIES 1.7% ...................                                                        21,773,833
                                                                                                                --------------
     TOTAL NET ASSETS 100.0% ...............................                                                    $1,274,579,311
                                                                                                                ==============



*Non-income producing.



                       See notes to financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001



Assets:
 Investments in securities, at value (cost $1,353,945,947) .........................   $1,252,805,478
 Cash ..............................................................................           16,402
 Foreign cash, at value (cost $7,364,474) ..........................................        7,387,793
 Receivables:
  Investment securities sold .......................................................       14,916,150
  Capital shares sold ..............................................................        3,525,413
  Dividends and interest ...........................................................        1,340,544
                                                                                       --------------
      Total assets .................................................................    1,279,991,780
                                                                                       --------------

Liabilities:
 Payables:
  Investment securities purchased ..................................................        2,560,781
  Capital shares redeemed ..........................................................          990,016
  To affiliates ....................................................................        1,431,442
 Accrued expenses ..................................................................          430,230
                                                                                       --------------
      Total liabilities ............................................................        5,412,469
                                                                                       --------------
Net assets, at value ...............................................................   $1,274,579,311
                                                                                       ==============
Net assets consist of:
 Undistributed net investment income ...............................................     $   (350,601)
 Net unrealized depreciation .......................................................     (101,070,881)
 Accumulated net realized loss .....................................................     (690,397,549)
 Capital shares ....................................................................    2,066,398,342
                                                                                       --------------
Net assets, at value ...............................................................   $1,274,579,311
                                                                                       ==============
Net asset value per share ($1,274,579,311 / 157,799,718 shares outstanding) ........            $8.08
                                                                                       ==============


                       See notes to financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001


Investment Income:
 (net of foreign taxes of $3,451,184)
 Dividends ....................................................................................    $  42,544,304
 Interest .....................................................................................        4,013,467
                                                                                                   -------------
      Total investment income .................................................................                   $  46,557,771
Expenses:
 Management fees (Note 3) .....................................................................       17,562,925
 Administrative fees (Note 3) .................................................................        1,192,329
 Transfer agent fees (Note 3) .................................................................           95,967
 Custodian fees ...............................................................................        1,420,000
 Reports to shareholders ......................................................................           53,600
 Registration and filing fees .................................................................           37,400
 Professional fees ............................................................................           76,550
 Directors' fees and expenses .................................................................           54,000
 Other ........................................................................................           16,545
                                                                                                   -------------
      Total expenses ..........................................................................                      20,509,316
                                                                                                                  -------------
           Net investment income ..............................................................                      26,048,455
                                                                                                                  -------------
Realized and unrealized gains (losses): Net realized loss from:
  Investments .................................................................................     (236,344,291)
  Foreign currency transactions ...............................................................       (3,685,885)
                                                                                                   -------------
      Net realized loss .......................................................................                    (240,030,176)

  Net unrealized appreciation on:
      Investments .............................................................................      128,495,697
      Translation of assets and liabilities denominated in foreign currencies .................           69,588
                                                                                                   -------------
      Net unrealized appreciation .............................................................                     128,565,285
                                                                                                                  -------------
Net realized and unrealized loss ..............................................................                    (111,464,891)
                                                                                                                  -------------
Net decrease in net assets resulting from operations ..........................................                   $ (85,416,436)
                                                                                                                  =============



                       See notes to financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                                                         2001           2000
                                                                                                  ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................................................................   $   26,048,455  $   26,385,683
  Net realized loss from investments and foreign currency transactions ........................     (240,030,176)    (51,452,634)
  Net unrealized appreciation (depreciation) on investments and translation of assets and
    liabilities denominated in foreign currencies .............................................      128,565,285    (812,647,253)
                                                                                                  ------------------------------
    Net decrease in net assets resulting from operations ......................................      (85,416,436)   (837,714,204)

Distributions to shareholders from net investment income ......................................      (23,419,553)    (22,081,694)
Capital share transactions (Note 2) ...........................................................     (292,612,961)    (72,884,215)
                                                                                                  ------------------------------
      Net decrease in net assets ..............................................................     (401,448,950)   (932,680,113)

Net assets:
 Beginning of year ............................................................................    1,676,028,261   2,608,708,374
                                                                                                  ------------------------------
 End of year ..................................................................................   $1,274,579,311  $1,676,028,261
                                                                                                  ==============================
Undistributed net investment income included in net assets:
 End of year ..................................................................................   $     (350,601) $       (4,643)
                                                                                                  ==============================



                       See notes to financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Market Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital growth by investing at least 65% of its total assets in equity securities of developing markets issuers. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

G. REDEMPTION FEES

Effective September 17, 2001, the Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as paid in capital.


2. CAPITAL STOCK

At December 31, 2001, there were 1.14 billion shares authorized ($0.01 par value), of which 325 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                                            YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------
                                                                      2001                         2000
                                                         ----------------------------------------------------------
                                                             SHARES       AMOUNT           SHARES      AMOUNT
                                                         ----------------------------------------------------------
Shares sold ...........................................    28,807,538   $ 232,014,728    39,897,074  $ 427,257,412
Shares issued on reinvestment of distributions ........     2,658,597      21,561,225     2,330,738     20,537,830
Shares redeemed .......................................   (67,094,362)   (546,188,914)  (51,047,222)  (520,679,457)
                                                         ----------------------------------------------------------
Net decrease ..........................................   (35,628,227)  $(292,612,961)   (8,819,410) $ (72,884,215)
                                                         ----------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Asset Management Ltd. (TAML), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

       ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
         0.150%   First $200 million
         0.135%   Over $200 million, up to and including $700 million
         0.100%   Over $700 million, up to and including $1.2 billion
         0.075%   Over $1.2 billion


4. INCOME TAXES

At December 31, 2001, the cost of investments, net unrealized depreciation and undistributed ordinary income for income tax purposes were as follows:

                 Cost of investments ......................  $1,398,404,091
                                                             --------------
                 Unrealized appreciation ..................     110,606,740
                 Unrealized depreciation ..................    (256,205,353)
                                                             --------------
                 Net unrealized depreciation ..............  $ (145,598,613)
                                                             ==============
                 Distributable earnings - ordinary income .  $      292,286
                                                             ==============

The tax character of distributions paid during the year ended December 31, 2001, was the same for financial statement and tax purposes.

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment companies, wash sales, and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (CONTINUED)



4. INCOME TAXES (CONT.)

At December 31, 2001 the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2006 ............................  $ 85,095,886
                  2007 ............................   248,064,895
                  2008 ............................    30,672,686
                  2009 ............................   247,701,190
                                                     ------------
                                                     $611,534,657
                                                     ============

At December 31, 2001 the Fund had deferred capital and foreign currency losses occurring subsequent to October 31, 2001 of $33,758,426 and $1,289,208, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2002.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 aggregated $843,695,342 and $996,814,994, respectively.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
INDEPENDENT AUDITORS' REPORT
To the Board of Directors and Shareholders of Templeton Institutional Funds, Inc. - Emerging Markets Series


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Series of Templeton Institutional Funds, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
San Francisco, California
January 31, 2002

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Tax Designation


At December 31, 2001, more than 50% of the Templeton Institutional Funds, Inc. Emerging Markets Series' total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under
Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to shareholders of record on December 6, 2001.



                              FOREIGN TAX PAID         FOREIGN SOURCE
   COUNTRY                       PER SHARE           INCOME  PER SHAR
---------------------------------------------------------------------
   Argentina                     $0.0000                  $0.0056
   Austria                        0.0011                   0.0042
   Brazil                         0.0047                   0.0197
   China                          0.0000                   0.0044
   Colombia                       0.0000                   0.0029
   Croatia                        0.0000                   0.0007
   Czech Republic                 0.0007                   0.0027
   Egypt                          0.0000                   0.0051
   Estonia                        0.0001                   0.0002
   Finland                        0.0000                   0.0001
   Greece                         0.0000                   0.0014
   Hong Kong                      0.0000                   0.0078
   Hungary                        0.0006                   0.0007
   India                          0.0000                   0.0022
   Indonesia                      0.0017                   0.0067
   Israel                         0.0000                   0.0001
   Malaysia                       0.0003                   0.0007
   Mexico                         0.0024                   0.0300
   Peru                           0.0000                   0.0001
   Philippines                    0.0006                   0.0014
   Poland                         0.0003                   0.0013
   Russia                         0.0001                   0.0004
   Singapore                      0.0030                   0.0147
   Slovak Republic                0.0001                   0.0002
   South Africa                   0.0004                   0.0297
   South Korea                    0.0031                   0.0109
   Taiwan                         0.0002                   0.0003
   Thailand                       0.0003                   0.0029
   Turkey                         0.0000                   0.0085
   United Kingdom                 0.0000                   0.0024
   Venzuela                       0.0000                   0.0013
---------------------------------------------------------------------
   TOTAL                         $0.0197                   $0.1693
---------------------------------------------------------------------



In January 2002, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2001. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

DIRECTORS AND OFFICERS


The name, age, and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years, and number of portfolios overseen in the Franklin Templeton fund complex are shown below. Each director will serve until that person's successor is elected and qualified.


INDEPENDENT DIRECTORS                                      NUMBER OF
                                                       PORTFOLIOS IN FUND
                                           LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION   TIME SERVED   BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

HARRIS J. ASHTON (69)           Director   Since 1992       139            Director, RBC Holdings, Inc. (bank holding company) and
500 East Broward Blvd.                                                     Bar-S Foods (meat packing company).
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
------------------------------------------------------------------------------------------------------------------------------------

FRANK J. CROTHERS (57)          Director   Since 1990        20            None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Caribbean Electric Utility Services Corporation and Atlantic Equipment
& Power Ltd.;  Vice  Chairman,  Caribbean  Utilities Co., Ltd.; and Director and
President,  Provo Power Company Ltd.; and director of various other business and nonprofit organizations.
------------------------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (69)        Director   Since 1992        140           None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------

ANDREW H. HINES, JR. (78)       Director   Since 1993       31             None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; Executive-in-Residence, Eckerd College
(1991-present); and FORMERLY, Chairman and Director, Precise Power Corporation
(1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and
Chairman of the Board and Chief Executive Officer, Florida Progress Corporation
(holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------------------------------

EDITH E. HOLIDAY (49)           Director   Since 1996       85             Director, Amerada Hess Corporation (exploration and
500 East Broward Blvd.                                                     refining of oil and gas); Hercules Incorporated
Suite 2100                                                                 (chemicals, fibers and resins); Beverly Enterprises, Inc.
Fort Lauderdale, FL  33394-3091                                            (health care); H.J. Heinz Company (processed foods and
                                                                           allied products); RTI International Metals, Inc.
                                                                           (manufacture and distribution of titanium); Digex
                                                                           Incorporated (web hosting provider); and Canadian
                                                                           National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the
United States and Secretary of the Cabinet (1990-1993), General Counsel to the
United States Treasury Department (1989-1990), and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States
Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------

BETTY P. KRAHMER (72)           Director   Since 1995       25             None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director  or trustee of  various  civic  associations;  and  FORMERLY,  Economic
Analyst, U.S. government.
------------------------------------------------------------------------------------------------------------------------------------

                                                           NUMBER OF
                                                       PORTFOLIOS IN FUND
                                           LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION   TIME SERVED   BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (73)          Director   Since 1993       139            Director, Martek Biosciences Corporation; WorldCom, Inc.
500 East Broward Blvd.                                                     (communications services); MedImmune, Inc.
Suite 2100                                                                 (biotechnology); Overstock.com (Internet services); and
Fort Lauderdale, FL  33394-3091                                            Spacehab, Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman,  White Mountains  Insurance Group, Ltd. (holding company);  and
FORMERLY,  Chairman,  White River Corporation  (financial services) (until 1998)
and Hambrecht & Quist Group  (investment  banking)  (until 1992) and  President,
National Association of Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------

FRED R. MILLSAPS (72)           Director   Since 1992       31             None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations, and manager of personal investments (1978-present); and formerly, Chairman and Chief Executive
Officer, Landmark Banking Corporation (1969-1978), Financial Vice President,
Florida Power and Light (1965-1969), and Vice President, Federal Reserve Bank of
Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------

CONSTANTINE D.                  Director   Since 1990       21             None
TSERETOPOULOS (47)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present), and director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland
(1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED DIRECTORS AND OFFICERS                          NUMBER OF
                                                       PORTFOLIOS IN FUND
                                           LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION   TIME SERVED   BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

**NICHOLAS F. BRADY (71)        Director   Since 1993       66             Director, Amerada Hess Corporation (exploration and
500 East Broward Blvd.                                                     refining of oil and gas); C2, Inc. (operating and
Suite 2100                                                                 investment business); and H.J. Heinz Company (processed
Fort Lauderdale, FL  33394-3091                                            foods and allied products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman,  Templeton  Emerging  Markets  Investment  Trust PLC;  Darby  Overseas
Investments, Ltd.; and Darby Emerging Markets Investments LDC (investment firms)
(1994-present);   Director,   Templeton  Capital  Advisors  Ltd.,  and  Franklin
Templeton  Investment  Fund;  and  FORMERLY;  Secretary  of  the  United  States
Department of the Treasury  (1988-1993);  Chairman of the Board,  Dillon, Read &
Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April
1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------

**+CHARLES B. JOHNSON (68)      Director   Since 1993       139            None
One Franklin Parkway            and Vice
San Mateo, CA 94403-1906        President

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board,  Chief Executive  Officer,  Member-Office of the Chairman
and Director,  Franklin  Resources,  Inc.;  Vice President,  Franklin  Templeton
Distributors,  Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------

HARMON E. BURNS (56)            Vice       Since 1996  Not Applicable      None
One Franklin Parkway            President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman,  Member-Office of the Chairman and Director,  Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin  Resources,  Inc. and of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

JEFFERY A. EVERETT (37)         Vice       Since 2001  Not Applicable      None
P.O. Box N-7759                 President
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Investment
Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------

                                                           NUMBER OF
                                                       PORTFOLIOS IN FUND
                                           LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION   TIME SERVED   BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

MARTIN L. FLANAGAN (41)         Vice       Since 1990  Not Applicable      None
One Franklin Parkway            President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member-Office of the President, Chief Financial Officer and Chief
Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief
Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President,
Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services,
LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 52 of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (54)              Vice       Since 2000  Not Applicable      None
One Franklin Parkway            President
San Mateo, CA 94403-1906        and Assistant
                                Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources,  Inc.; President, Chief Executive
Officer and Director,  Property Resources,  Inc. and Franklin Properties,  Inc.;
officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.;  officer  of  53  of  the  investment   companies  in  Franklin  Templeton
Investments;  and FORMERLY,  President,  Chief  Executive  Officer and Director,
Property  Resources  Equity Trust (until 1999) and Franklin  Select Realty Trust
(until 2000).
------------------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (54)           Vice       Vice        Not Applicable      None
One Franklin Parkway            President  President
San Mateo, CA 94403-1906        and        since 2000
                                Secretary  Secretary
                                           since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources,  Inc.; and Senior
Vice  President,  Templeton  Worldwide,  Inc.;  officer of 53 of the  investment companies in Franklin  Templeton  Investments;  and FORMERLY,  Deputy  Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the
Chairman,  Counselor to the Chairman,  Special Counsel and Attorney Fellow, U.S.
Securities and Exchange Commission (1986-1995),  Attorney, Rogers & Wells (until
1986),  and Judicial  Clerk,  U.S.  District Court  (District of  Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------

+CHARLES E. JOHNSON (45)        Vice       Since 1996  Not Applicable      None
One Franklin Parkway            President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President,  Member-Office  of the President and  Director,  Franklin  Resources,
Inc.; Senior Vice President,  Franklin Templeton  Distributors,  Inc.; President
and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of
the Board, President and Director,  Franklin Investment Advisory Services, Inc.;
and  officer  and/or  director  of some of the other  subsidiaries  of  Franklin
Resources,  Inc. and officer and/or director or trustee,  as the case may be, of
34 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

+RUPERT H. JOHNSON, JR. (61)    Vice       Since 1996  Not Applicable      None
One Franklin Parkway            President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman,  Member-Office of the Chairman and Director,  Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Director,  Franklin Advisers,  Inc. and Franklin  Investment  Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee,  as the case may be, of most of the other  subsidiaries  of
Franklin  Resources,  Inc.  and of 51 of the  investment  companies  in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

JOHN R. KAY (61)                Vice       Since 1994  Not Applicable      None
500 East Broward Blvd.          President
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President,  Templeton Worldwide,  Inc.; Assistant Vice President,  Franklin
Templeton  Distributors,   Inc.;  Senior  Vice  President,   Franklin  Templeton
Services,  LLC; officer of 23 of the investment  companies in Franklin Templeton
Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------



MARK MOBIUS (65)                Vice       Since 1993  Not Applicable      None
Two Exchange Square             President
39th Floor, Suite 3905-08
Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director,
Templeton Asset Management Ltd.; Executive Vice President and Director,
Templeton Global Advisors Limited; officer of eight of the investment companies in Franklin Templeton Investments; officer and/or director as the case may be of some of the subsidiaries of Franklin Resources, Inc.; and FORMERLY, President,
International Investment Trust Company Limited (investment manager of Taiwan
R.O.C. Fund) (1986-1987), and Director, Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------

                                                           NUMBER OF
                                                       PORTFOLIOS IN FUND
                                           LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION   TIME SERVED   BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

DONALD F. REED (57)             President  Since 1993  Not Applicable      None
1 Adelaide Street East
Suite 2101
Toronto, Ontario
Canada M5C 3B8

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Director, Templeton Worldwide, Inc.; Chief
Executive Officer, Templeton Investment Counsel, LLC; President, Chief Executive
Officer and Director, Franklin Templeton Investments Corp.; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc.; Co-founder, International Society of Financial Analysts; and
FORMERLY, President and Director, Reed Monahan Nicholishen Investment Counsel
(1982-1989); and Chairman, Canadian Council of Financial Analysts.
------------------------------------------------------------------------------------------------------------------------------------

BRUCE S. ROSENBERG (40)         Treasurer  Since 2000  Not Applicable      None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 19 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (64)          Vice       Since 2000  Not Applicable      None
One Franklin Parkway            President
San Mateo, CA 94403-1906        and Assistant
                                Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources,  Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of  the  investment  companies  in  Franklin  Templeton  Investments;  and
FORMERLY,  Chief Executive  Officer and Managing  Director,  Templeton  Franklin
Investment  Services  (Asia) Limited (until 2000) and Director,  Templeton Asset
Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------



*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered an interested person under federal securities laws due to his position as an officer, director and major shareholder of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100 percent of the stock of the general partner of DEMF. Mr. Brady is also a director of Templeton Capital Advisors Ltd. (TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Franklin Resources, Inc.

+Charles B. Johnson and Rupert H. Johnson, Jr., are brothers and the father and uncle, respectively, of Charles E. Johnson.

--------------------------------------------------------------------------------
The Fund's Statement of Additional Information (SAI) includes additional information about the Fund's directors and is available, without charge, upon request. Shareholders may call 1-800-321-8563 to request the SAI.

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc., Emerging Markets Series, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.








                                                          PRINCIPAL UNDERWRITER:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                            100 Fountain Parkway
                                                                  P.O. Box 33030
                                              St. Petersburg, Florida 33733-8030

                                          INSTITUTIONAL SERVICES: 1-800-321-8563
                                                FUND INFORMATION: 1-800-362-6243





ZT456 A 02/02